Booz | Allen | Hamilton® BOOZ ALLEN HAMILTON ANNOUNCES SECOND QUARTER FISCAL 2024 RESULTS + Excellent Second Quarter Completes Best First Half in Company History, Fueled by Industry-Leading Organic Revenue Growth1 + Company Raises Full-Year Guidance at the Top and Bottom Lines + Quarterly Revenue Increase of 16.0 percent over the Prior Year Period to $2.7 billion, 14.8 percent Organic Revenue Growth1, and Revenue, Excluding Billable Expenses2 Growth of 14.1 percent + Quarterly Diluted Earnings Per Share of $1.29 and Adjusted Diluted Earnings Per Share2 of $1.29 + 11.2 percent Year-Over-Year Client Staff Headcount Growth and 10.3 percent Year-Over-Year Total Headcount Growth + 10.1 percent Increase in Quarterly Backlog to $35.0 billion; Quarterly Book-to- Bill Ratio of 2.41x + Quarterly Dividend of $0.47 per Share "At the mid-point of our three-year Investment Thesis, our excellent second quarter and exceptional first half positions us ahead of pace to achieve our multi- year goals. Our VoLT strategy continues to fuel extraordinary organic revenue growth in an uncertain budgetary environment. We are building strategic momentum and operational resilience across the business as we deliver innovative solutions at the heart of client missions." — HORACIO ROZANSKI President and Chief Executive Officer McLean, Virginia; October 27, 2023 - Booz Allen Hamilton Holding Corporation (NYSE: BAH), the parent company of management and technology consulting and engineering services firm Booz Allen Hamilton Inc., today announced results for the second quarter of fiscal year 2024. In the second quarter, the Company delivered excellent performance at the top and bottom line, including double-digit organic revenue growth1 in federal defense and civil markets, strong Adjusted EBITDA growth2, and double-digit quarterly headcount growth. At the halfway point of its three-year Investment Thesis, the Company is well positioned to continue delivering exceptional organic revenue growth and strong overall returns. The Company reported the following second quarter fiscal year 2024 results as compared to second quarter fiscal year 2023: quarterly revenue growth of 16.0 percent, a 14.8 percent quarterly increase in organic revenue, and a 14.1 percent quarterly increase in Revenue, Excluding Billable Expenses; Net Income was flat at $170.7 million, net income attributable to common stockholders decreased by 0.1 percent to $170.7 million, and Adjusted Net Income decreased by 4.9 percent to $169.1 million. Operating income increased by 19.2 percent to $267.0 million; Adjusted EBITDA increased by 1.6 percent to $290.6 million; Adjusted EBITDA Margin on Revenue decreased by 12.1 percent to 10.9%; and Diluted EPS was $1.29, up $0.01 or 0.8%, while Adjusted Diluted EPS was $1.29, down by $0.05 or 3.7%.2 1 Organic revenue as of September 30, 2023 is calculated as consolidated revenue adjusted for revenue attributable to acquisitions and divestitures. Calculation excludes approximately $34.0 million of revenue from EverWatch. 2 Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted Net Income, Adjusted EBITDA, Adjusted Diluted EPS, Adjusted EBITDA Margin on Revenue, Free Cash Flow and organic revenue are non-GAAP financial measures. See "Non- GAAP Financial Information" below for additional detail. 1 SECOND QUARTER FY24 (Changes are compared to prior year period) REVENUE: $2.67B +16.0 % EX. BILLABLE EXPENSES: $1.84B +14.1 % OPERATING INCOME: $267.0M +19.2 % ADJ. OPERATING INCOME: $263.3M +2.1 % NET INCOME: $170.7M — % NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS: $170.7M (0.1) % ADJUSTED NET INCOME: $169.1M (4.9) % EBITDA: $307.9M +17.0 % ADJUSTED EBITDA: $290.6M +1.6 % DILUTED EPS: $1.29 up from $1.28 ADJUSTED DILUTED EPS: $1.29 down from $1.34 FINANCIAL SUMMARY Second quarter ended September 30, 2023 - A summary of Booz Allen’s results for the second quarter of fiscal year 2024 is below. All comparisons are to the prior year period. A description of key drivers can be found in the Company’s Earnings Call Presentation for the second quarter posted on investors.boozallen.com.

FINANCIAL OUTLOOK The Company is updating its fiscal year 2024 guidance, as noted in the table below: CONFERENCE CALL INFORMATION Booz Allen Hamilton will host a conference call at 8 a.m. EDT on Friday, October 27, 2023 to discuss the financial results for its second quarter fiscal year 2024. Analysts and institutional investors may participate on the call by registering online at investors.boozallen.com. Participants are requested to register a minimum 15 minutes before the start of the call. The conference call will be webcast simultaneously to the public through a link on the investor relations section of the Booz Allen Hamilton website at investors.boozallen.com. A replay of the conference call will be available online at investors.boozallen.com beginning at 11 a.m. EDT on October 27, 2023 and continuing for 30 days. 3 Reconciliations omitted in reliance on Item 10(e)(1)(i)(B) of Regulation S-K. See "Non-GAAP Financial Information." 4 Fiscal 2024 Guidance includes approximately 1% of net inorganic revenue contributions, which includes EverWatch, partially offset by the MENA and MTS divestitures. 5 Fiscal 2024 Guidance assumes an effective tax rate of 23–25%; average diluted shares outstanding of 129–131 million, interest expense of $170-180 million, and depreciation and amortization of $165 million. 6 Fiscal 2024 Guidance assumes cash taxes in connection with Section 174 of $100 million; capital expenditures of $85 million; reflects estimated net impact of settlement with the U.S. Department of Justice. 2 Total backlog increased by 10.1 percent to $35.0 billion and the quarterly book-to- bill ratio was 2.41x. As of September 30, 2023, client staff headcount was approximately 3,000 higher than at the end of the prior year period, an increase of 11.2 percent, and approximately 500 higher than at the end of the prior quarter. Total headcount was approximately 3,100 higher than at the end of the prior year period, an increase of 10.3 percent, and approximately 500 higher than at the end of the prior quarter. For the first half of fiscal 2024, net cash used in operating activities was $118.9 million, as compared to net cash provided by operating activities of $227.1 million in the prior year. Free cash flow for the first half of fiscal 2024 was $(146.4) million, as compared to $197.4 million in the prior year. The Company declared a regular quarterly dividend of $0.47 per share, which is payable on December 4, 2023 to stockholders of record on November 15, 2023. ABOUT BOOZ ALLEN HAMILTON Trusted to transform missions with the power of tomorrow’s technologies, Booz Allen Hamilton advances the nation’s most critical civil, defense, and national security priorities. We lead, invest, and invent where it’s needed most —at the forefront of complex missions, using innovation to define the future. We combine our in-depth expertise in AI and cybersecurity with leading-edge technology and engineering practices to deliver impactful solutions. Combining more than 100 years of strategic consulting expertise with the perspectives of diverse talent, we ensure results by integrating technology with an enduring focus on our clients. We’re first to the future—moving missions forward to realize our purpose: Empower People to Change the World ®. With global headquarters in McLean, Virginia, our firm employs approximately 33,100 people globally as of September 30, 2023 and had revenue of $9.3 billion for the 12 months ended March 31, 2023. To learn more, visit www.boozallen.com. (NYSE: BAH) OPERATING PERFORMANCE UPDATED FISCAL 2024 GUIDANCE ORIGINAL FISCAL 2024 GUIDANCE Revenue Growth4 11.0% – 14.0% 7.0% – 11.0% Adjusted EBITDA $1,115 – $1,145 million $1,075 – $1,105 million Adjusted EBITDA Margin on Revenue High 10% to 11% High 10% to 11% Adjusted Diluted EPS5 $4.95 – $5.10 $4.80 – $4.95 Net Cash Provided by Operating Activities6 $160 – $260 million $160 – $260 million FIRST HALF FY24 (Changes are compared to prior year period) REVENUE: $5.32B +17.0 % EX. BILLABLE EXPENSES: $3.68B +15.5 % OPERATING INCOME: $501.4M +16.3 % ADJ. OPERATING INCOME: $541.6M +12.5 % NET INCOME: $332.1M +7.5 % NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS: $332.1M +7.4 % ADJUSTED NET INCOME: $362.2M +10.2 % EBITDA: $584.2M +14.4 % ADJUSTED EBITDA: $597.6M +11.0 % DILUTED EPS: $2.51 up from $2.31 ADJUSTED DILUTED EPS: $2.76 up from $2.47 2

NON-GAAP FINANCIAL INFORMATION “Revenue, Excluding Billable Expenses” represents revenue less billable expenses. Booz Allen uses Revenue, Excluding Billable Expenses because it provides management useful information about the Company’s operating performance by excluding the impact of costs that are not indicative of the level of productivity of its client staff headcount and its overall direct labor, which management believes provides useful information to its investors about its core operations. “Adjusted Operating Income” represents operating income before the change in provision for claimed indirect costs, acquisition and divestiture costs, financing transaction costs, significant acquisition amortization, and the reserve associated with the U.S. Department of Justice investigation disclosed in Note 15 to the Condensed Consolidated Financial Statements in the Company's Form 10-Q for the quarter ended September 30, 2023. Booz Allen prepares Adjusted Operating Income to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non- recurring nature or because they result from an event of a similar nature. “Adjusted EBITDA” represents net income (loss) attributable to common stockholders before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including the change in provision for claimed indirect costs, acquisition and divestiture costs, financing transaction costs, and the reserve associated with the U.S. Department of Justice investigation disclosed in Note 15 to the Condensed Consolidated Financial Statements in the Company's Form 10-Q for the quarter ended September 30, 2023, and restructuring costs. “Adjusted EBITDA Margin on Revenue” is calculated as Adjusted EBITDA divided by revenue. “Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses” is calculated as Adjusted EBITDA divided by Revenue, Excluding Billable Expenses. Booz Allen prepares Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, and Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. “Adjusted Net Income” represents net income attributable to common stockholders before: (i) the change in provision for claimed indirect costs, (ii)acquisition and divestiture costs, (iii) financing transaction costs, (iv) significant acquisition amortization, (v) the reserve associated with the U.S. Department of Justice investigation disclosed in Note 15 to the Condensed Consolidated Financial Statements in the Company's Form 10-Q for the quarter ended September 30, 2023, (vi) gains associated with divestitures or deconsolidation, and (vii) amortization and write-off of debt issuance costs and debt discount, in each case net of the tax effect where appropriate calculated using an assumed effective tax rate. Booz Allen prepares Adjusted Net Income to eliminate the impact of items, net of tax, it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. Booz Allen views Adjusted Net Income as an important indicator of performance consistent with the manner in which management measures and forecasts the Company's performance and the way in which management is incentivized to perform. “Adjusted Diluted EPS” represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two-class method as disclosed in the footnotes to the consolidated financial statements of the Company's Form 10-K for the fiscal year ended March 31, 2023. "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property, equipment and software. "Free Cash Flow Conversion" is calculated as Free Cash Flow divided by Adjusted Net Income. "Net Leverage Ratio" is calculated as net debt (total debt less cash) divided by Adjusted EBITDA over the prior twelve months. "Organic Revenue" and "Organic Revenue Growth" represents growth in consolidated revenue adjusted for revenue from acquisitions and divestitures. Booz Allen utilizes and discusses in this release Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and organic revenue because management uses these measures for business planning purposes, including managing its business against internal projected results of operations and measuring its performance. Management views Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and organic revenue as measures of the core operating business, which exclude the impact of the items detailed in the supplemental exhibits, as these items are generally not operational in nature. These non-GAAP measures also provide another basis for comparing period to period results by excluding potential differences caused by non-operational and unusual or non-recurring items. Management also utilizes Revenue, Excluding Billable Expenses because it provides management useful information about the Company’s operating performance by excluding the impact of costs that are not indicative of the level of productivity of its client staff headcount and its overall direct labor, which management believes provides useful information to its investors about its core operations. Booz Allen also utilizes and discusses Free Cash Flow in this release because management uses this measure for business planning purposes, measuring the cash generating ability of the operating business and measuring liquidity generally. Booz Allen presents these supplemental measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long-term earnings potential, or liquidity, as applicable, and to enable them to assess Booz Allen’s performance on the same basis as management. These non-GAAP measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry. Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, Free Cash Flow Conversion, Net Leverage Ratio, and organic revenue growth are not recognized measurements under accounting principles generally accepted in the United States, or GAAP, and when analyzing Booz Allen’s performance or liquidity, as applicable, investors should (i) evaluate each adjustment in our reconciliation of revenue to Revenue, Excluding Billable Expenses, operating income to Adjusted Operating Income, net income attributable to common stockholders to Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted Earnings Per Share, net cash used in operating activities to Free Cash Flow and Free Cash Flow Conversion, and net debt to Net Leverage Ratio, (ii) use Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS in addition to, and not as an alternative to, revenue, operating income, net income or diluted EPS as measures of operating results, each as defined under GAAP, (iii) use Free Cash Flow, Free Cash Flow Conversion, and Net Leverage Ratio, in addition to, and not as an alternative to, net cash used in operating activities as a measure of liquidity, each as defined under GAAP, and (iv) use Net Leverage Ratio in addition to, and not as an alternative to, net debt as a measure of Booz Allen's debt leverage. Exhibit 4 includes a reconciliation of Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, Free Cash Flow Conversion, and Net Leverage Ratio to the most directly comparable financial measure calculated and presented in accordance with GAAP. With respect to our expectations under “Financial Outlook” above, a reconciliation of Adjusted Diluted EPS guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict our stock price, equity grants, and dividend declarations during the course of fiscal 2024. Projecting future stock price, equity grants, and the dividends to be declared would be necessary to accurately calculate the difference between Adjusted Diluted EPS and GAAP EPS as a result of the effects of the two-class method and related possible dilution used in the calculation of EPS. Consequently, any attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. We expect the variability of the above charges to have an unpredictable, and potentially significant, impact on our future GAAP financial results. Accordingly, Booz Allen is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude the reconciliation. In addition, our expectations for Adjusted EBITDA and Adjusted EBITDA Margin on Revenue for fiscal 2024 is presented under "Financial Outlook" above and management may discuss its expectation for Adjusted EBITDA and Adjusted EBITDA Margin on Revenue for fiscal 2025 from time to time. A reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin on Revenue guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict specific quantification of the amounts that would be required to reconcile such measures. Consequently, any attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. Accordingly, Booz Allen is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude the reconciliation. 3

FORWARD LOOKING STATEMENTS Certain statements contained in this press release and in related comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including forecasted revenue, Diluted EPS, and Adjusted Diluted EPS, future quarterly dividends, and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These risks and other factors include: • any issue that compromises our relationships with the U.S. government or damages our professional reputation, including negative publicity concerning government contractors in general or us in particular; • changes in U.S. government spending, including a continuation of efforts by the U.S. government to decrease spending for management support service contracts, and mission priorities that shift expenditures away from agencies or programs that we support or as a result of the U.S. administration transition; • efforts by Congress and other U.S. government bodies to reduce U.S. government spending and address budgetary constraints, and the U.S. deficit, as well as associated uncertainty around the timing, extent, nature, and effect of such efforts; • delayed long-term funding of our contracts, including uncertainty relating to funding the U.S. government and increasing the debt ceiling; • U.S. government shutdowns as a result of the failure by elected officials to fund the government; • failure to comply with numerous laws and regulations, including, but not limited to, the Federal Acquisition Regulation (FAR), the False Claims Act, the Defense Federal Acquisition Regulation Supplement and FAR Cost Accounting Standards and Cost Principles; • the effects of disease outbreaks, pandemics, or widespread health epidemics, such as COVID-19, including disruptions to our workforce and the impact on government spending and demand for our solutions; • our ability to compete effectively in the competitive bidding process and delays or losses of contract awards caused by competitors’ protests of major contract awards received by us; • variable purchasing patterns under U.S. government General Services Administration Multiple Award schedule contracts, or GSA, schedules, blanket purchase agreements and indefinite delivery/indefinite quantity, or IDIQ, contracts; • the loss of GSA schedules, or our position as prime contractor on government-wide acquisition contract vehicles, or GWACs; • changes in the mix of our contracts and our ability to accurately estimate or otherwise recover expenses, time, and resources for our contracts; • changes in estimates used in recognizing revenue; • our ability to realize the full value of and replenish our backlog, generate revenue under certain of our contracts and the timing of our receipt of revenue under contracts included in backlog; • internal system or service failures and security breaches, including, but not limited to, those resulting from external or internal threats, including cyber attacks, on our network and internal systems; • risks related to the operation of financial management systems; • an inability to attract, train, or retain employees with the requisite skills and experience; • an inability to timely hire, assimilate and effectively utilize our employees, ensure that employees obtain and maintain necessary security clearances, and/or effectively manage our cost structure; • risks related to inflation that could impact the cost of doing business and/or reduce customer buying power; • the loss of members of senior management or failure to develop new leaders; • misconduct or other improper activities from our employees or subcontractors, including the improper access, use or release of our or our clients’ sensitive or classified information; • increased competition from other companies in our industry; • failure to maintain strong relationships with other contractors or the failure of contractors with which we have entered into a sub- or prime- contractor relationship to meet their obligations to us or our clients; • inherent uncertainties and potential adverse developments in legal or regulatory proceedings, including litigation, audits, reviews, and investigations, which may result in materially adverse judgments, settlements, withheld payments, penalties, or other unfavorable outcomes including debarment, as well as disputes over the availability of insurance or indemnification; • failure to comply with special U.S. government laws and regulations relating to our international operations; • risks associated with increased competition, new relationships, clients, capabilities, and service offerings in our U.S. and international businesses; • risks related to changes to our operating structure, capabilities, or strategy intended to address client needs, grow our business, or respond to market developments; • the adoption by the U.S. government of new laws, rules, and regulations, such as those relating to organizational conflicts of interest issues or limits; • risks related to a possible recession and volatility or instability of the global financial system, including the failures of financial institutions and the resulting impact on counterparties and business conditions generally; • risks related to a deterioration of economic conditions or weakening in credit or capital markets; • risks related to pending, completed, and future acquisitions and dispositions, including the ability to satisfy specified closing conditions for pending transactions, such as those related to receipt of regulatory approval or lack of regulatory intervention, and to realize the expected benefits from completed acquisitions and dispositions; • the incurrence of additional tax liabilities, including as a result of changes in tax laws or management judgments involving complex tax matters; • risks inherent in the government contracting environment; • continued efforts to change how the U.S. government reimburses compensation-related costs and other expenses or otherwise limits such reimbursements and an increased risk of compensation being deemed unreasonable and unallowable or payments being withheld as a result of U.S. government audit, review, or investigation; • increased insourcing by various U.S. government agencies due to changes in the definition of “inherently governmental” work, including proposals to limit contractor access to sensitive or classified information and work assignments; • the size of our addressable markets and the amount of U.S. government spending on private contractors; • risks related to our indebtedness and credit facilities which contain financial and operating covenants; • the impact of changes in accounting rules, and regulations, or interpretations thereof, that may affect the way we recognize and report our financial results, including changes in accounting rules governing recognition of revenue; and • the impact of ESG-related risks and climate change generally on our and our clients' businesses and operations. Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K filed with the SEC on May 26, 2023. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. 4

Exhibit 1 Booz Allen Hamilton Holding Corporation Condensed Consolidated Statements of Operations 5 Three Months Ended September 30, Six Months Ended September 30, (Unaudited) (Unaudited) (Amounts in thousands, except per share data) 2023 2022 2023 2022 Revenue $ 2,666,282 $ 2,298,976 $ 5,320,768 $ 4,548,576 Operating costs and expenses: Cost of revenue 1,232,712 1,057,450 2,484,628 2,132,423 Billable expenses 824,788 684,941 1,637,092 1,359,207 General and administrative expenses 300,886 293,612 614,887 546,676 Depreciation and amortization 40,907 39,052 82,754 79,154 Total operating costs and expenses 2,399,293 2,075,055 4,819,361 4,117,460 Operating income 266,989 223,921 501,407 431,116 Interest expense (44,756) (28,342) (80,230) (52,997) Other income, net 3,556 26,460 5,480 23,502 Income before income taxes 225,789 222,039 426,657 401,621 Income tax expense 55,071 51,258 94,551 92,747 Net income $ 170,718 $ 170,781 $ 332,106 $ 308,874 Net loss attributable to non-controlling interest — 151 — 342 Net income attributable to common stockholders 170,718 170,932 332,106 309,216 Earnings per common share: Basic $ 1.29 $ 1.28 $ 2.52 $ 2.32 Diluted $ 1.29 $ 1.28 $ 2.51 $ 2.31 5

Exhibit 2 Booz Allen Hamilton Holding Corporation Condensed Consolidated Balance Sheets (Amounts in thousands, except share and per share data) September 30, 2023 March 31, 2023 Assets (Unaudited) Current assets: Cash and cash equivalents $ 557,296 $ 404,862 Accounts receivable, net 2,009,847 1,774,830 Prepaid expenses and other current assets 133,412 108,366 Total current assets 2,700,555 2,288,058 Property and equipment, net of accumulated depreciation 178,914 195,186 Operating lease right-of-use assets 169,640 187,798 Intangible assets, net of accumulated amortization 637,787 685,615 Goodwill 2,343,789 2,338,399 Deferred tax assets 833,597 573,780 Other long-term assets 298,327 281,816 Total assets $ 7,162,609 $ 6,550,652 Liabilities and stockholders' equity Current liabilities: Current portion of long-term debt $ 41,250 $ 41,250 Accounts payable and other accrued expenses 1,056,369 1,316,640 Accrued compensation and benefits 435,576 445,205 Operating lease liabilities 46,141 51,238 Other current liabilities 26,405 42,721 Total current liabilities 1,605,741 1,897,054 Long-term debt, net of current portion 3,389,152 2,770,895 Operating lease liabilities, net of current portion 180,031 198,144 Income tax reserves 769,755 552,623 Other long-term liabilities 145,800 139,934 Total liabilities 6,090,479 5,558,650 Stockholders’ equity: Common stock, Class A — $0.01 par value — authorized, 600,000,000 shares; issued, 166,669,125 shares at September 30, 2023 and 165,872,332 shares at March 31, 2023; outstanding, 130,573,866 shares at September 30, 2023 and 131,637,588 shares at March 31, 2023 1,667 1,659 Treasury stock, at cost — 36,095,259 shares at September 30, 2023 and 34,234,744 shares at March 31, 2023 (2,054,418) (1,859,905) Additional paid-in capital 834,042 769,460 Retained earnings 2,258,947 2,051,455 Accumulated other comprehensive loss 31,892 29,333 Total stockholders’ equity 1,072,130 992,002 Total liabilities and stockholders’ equity $ 7,162,609 $ 6,550,652 66

Exhibit 3 Booz Allen Hamilton Holding Corporation Condensed Consolidated Statements of Cash Flows UNAUDITED 7 Six Months Ended September 30, (Amounts in thousands) 2023 2022 Cash flows from operating activities Net income $ 332,106 $ 308,874 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 82,754 79,154 Noncash lease expense 28,059 27,558 Stock-based compensation expense 37,510 32,222 Amortization of debt issuance costs 2,245 2,287 Loss on debt extinguishment 965 10,251 Losses (gains) on dispositions, and other 1,408 (30,151) Changes in assets and liabilities: Accounts receivable, net (235,244) (39,358) Deferred income taxes and income taxes receivable / payable (67,978) (130,843) Prepaid expenses and other current and long-term assets (22,149) (15,885) Accrued compensation and benefits 5,553 (26,629) Accounts payable and other accrued expenses (260,873) 41,453 Other current and long-term liabilities (23,273) (31,841) Net cash (used in) provided by operating activities (118,917) 227,092 Cash flows from investing activities Purchases of property, equipment, and software (27,436) (29,734) Payments for business acquisitions and dispositions (406) — Payments for cost method investments (9,160) — Proceeds from sale of businesses — 44,063 Net cash (used in) provided by investing activities (37,002) 14,329 Cash flows from financing activities Proceeds from issuance of common stock 13,947 12,052 Stock option exercises 13,133 7,992 Repurchases of common stock (209,187) (103,266) Cash dividends paid (125,122) (115,897) Repayments on revolving credit facility, term loans, and Senior Notes (520,625) (396,443) Net proceeds from debt issuance 636,207 414,751 Proceeds from revolving credit facility 500,000 — Net cash provided by (used in) financing activities 308,353 (180,811) Net increase in cash and cash equivalents 152,434 60,610 Cash and cash equivalents––beginning of period 404,862 695,910 Cash and cash equivalents––end of period $ 557,296 $ 756,520 Supplemental disclosures of cash flow information Net cash paid during the period for: Interest $ 78,098 $ 42,936 Income taxes $ 144,720 $ 215,767 7

Exhibit 4 - Booz Allen Hamilton Holding Corporation Non-GAAP Financial Information (UNAUDITED) 8 Three Months Ended September 30, Six Months Ended September 30, (In thousands, except share and per share data) 2023 2022 2023 2022 Revenue, Excluding Billable Expenses Revenue $ 2,666,282 $ 2,298,976 $ 5,320,768 $ 4,548,576 Less: Billable expenses 824,788 684,941 1,637,092 1,359,207 Revenue, Excluding Billable Expenses* $ 1,841,494 $ 1,614,035 $ 3,683,676 $ 3,189,369 Adjusted Operating Income Operating Income $ 266,989 $ 223,921 $ 501,407 $ 431,116 Change in provision for claimed indirect costs (a) (18,345) — (18,345) — Acquisition and divestiture costs (b) 260 15,932 3,528 21,025 Financing transaction costs (c) 820 6,888 820 6,888 Significant acquisition amortization (d) 13,596 11,087 26,704 22,174 Legal matter reserve (e) — — 27,453 — Adjusted Operating Income $ 263,320 $ 257,828 $ 541,567 $ 481,203 EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue & Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses Net income attributable to common stockholders $ 170,718 $ 170,932 $ 332,106 $ 309,216 Income tax expense 55,071 51,258 94,551 92,747 Interest and other, net (f) 41,200 1,882 74,750 29,495 Depreciation and amortization 40,907 39,052 82,754 79,154 EBITDA $ 307,896 $ 263,124 $ 584,161 $ 510,612 Change in provision for claimed indirect costs (a) (18,345) — (18,345) — Acquisition and divestiture costs (b) 260 15,932 3,528 21,025 Financing transaction costs (c) 820 6,888 820 6,888 Legal matter reserve (e) — — 27,453 — Adjusted EBITDA $ 290,631 $ 285,944 $ 597,617 $ 538,525 Net income margin attributable to common stockholders 6.4% 7.4% 6.2% 6.8 % Adjusted EBITDA Margin on Revenue 10.9% 12.4% 11.2% 11.8 % Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses 15.8% 17.7% 16.2% 16.9 % Adjusted Net Income Net income attributable to common stockholders $ 170,718 $ 170,932 $ 332,106 $ 309,216 Change in provision for claimed indirect costs (a) (18,345) — (18,345) — Acquisition and divestiture costs (b) 260 15,932 3,528 21,025 Financing transaction costs (c) 820 6,888 820 6,888 Significant acquisition amortization (d) 13,596 11,087 26,704 22,174 Legal matter reserve (e) — — 27,453 — Gains associated with divestitures or deconsolidation (g) — (31,160) — (31,160) Amortization or write-off of debt issuance costs and debt discount 1,106 4,177 1,888 5,000 Adjustments for tax effect (h) 988 (77) (11,954) (4,498) Adjusted Net Income $ 169,143 $ 177,779 $ 362,200 $ 328,645 Adjusted Diluted Earnings Per Share Weighted-average number of diluted shares outstanding 131,133,145 132,729,245 131,337,913 132,869,141 Diluted earnings per share $ 1.29 $ 1.28 $ 2.51 $ 2.31 Adjusted Net Income Per Diluted Share (i) $ 1.29 $ 1.34 $ 2.76 $ 2.47 Free Cash Flow Net cash provided by (used in) operating activities $ (47,385) $ 272,726 $ (118,917) $ 227,092 Less: Purchases of property, equipment and software (16,948) (16,000) (27,436) (29,734) Free Cash Flow $ (64,333) $ 256,726 $ (146,353) $ 197,358 Operating cash flow conversion (28) % 160% (36)% 73% Free cash flow conversion (38) % 144% (40)% 60% * Revenue, Excluding Billable Expenses includes $18.3 million of revenue resulting from the reduction to our provision for claimed indirect costs as noted below. 8

Exhibit 4 - Booz Allen Hamilton Holding Corporation Non-GAAP Financial Information (Continued) (UNAUDITED) 99 (a) Represents the reduction to our provision for claimed indirect costs recorded during the second quarter of fiscal 2024, which resulted in a corresponding increase to revenue, as a result of the Defense Contract Audit Agency's findings related to its audit of our claimed indirect costs for fiscal 2022. See Note 15, "Commitments and Contingencies," to the condensed consolidated financial statements for further information. (b) Represents costs associated with the acquisition efforts of the Company related to transactions for which the Company has entered into a letter of intent to acquire a controlling financial interest in the target entity, as well as the divestiture costs incurred in divesting a portion of our business. Acquisition and divestiture costs primarily include costs associated with (i) buy-side and sell-side due diligence activities, (ii) compensation expenses associated with employee retention, and (iii) legal and advisory fees, primarily associated with the acquisitions of Liberty IT Solutions, LLC (“Liberty”) and Tracepoint Holdings, LLC (“Tracepoint”) in fiscal 2022, and the acquisition of EverWatch Corp. (“EverWatch”) and the divestitures of our management consulting business serving the Middle East and North Africa (“MENA”) and our Managed Threat Services business (“MTS”) in fiscal 2023. See Note 5, “Acquisition, Goodwill and Intangible Assets,” to the condensed consolidated financial statements for further information. (c) Reflects expenses associated with debt financing activities incurred during the second quarters of fiscal 2024 and 2023. (d) Amortization expense associated with acquired intangibles from significant acquisitions. Significant acquisitions include acquisitions which the Company considers to be beyond the scope of our normal operations. Significant acquisition amortization includes amortization expense associated with the acquisition of Liberty in the second quarter of fiscal 2022 and EverWatch in the third quarter of fiscal 2023. (e) Reserve associated with the U.S. Department of Justice's investigation of the Company. See Note 15, “Commitments and Contingencies,” to the condensed consolidated financial statements for further information. (f) Reflects the combination of Interest expense and Other income (expense), net from the condensed consolidated statement of operations. (g) Represents the gain recognized on the MENA divestiture. (h) Reflects the tax effect of adjustments at an assumed effective tax rate of 26%, which approximates the blended federal and state tax rates, and consistently excludes the impact of other tax credits and incentive benefits realized. The tax effect of certain discrete items is calculated specifically and may vary from the general 26% rate. The tax effect also includes the indirect effects of uncertainty around the application of Section 174 of the Tax Cuts and Jobs Act of 2017. (i) Excludes adjustments of approximately $1.4 million and $2.7 million of net earnings for the three and six months ended September 30, 2023, respectively, and approximately $1.4 million and $2.3 million of net earnings for the three and six months ended September 30, 2022, respectively, associated with the application of the two-class method for computing diluted earnings per share.

Exhibit 4 - Booz Allen Hamilton Holding Corporation Non-GAAP Financial Information (Continued) (UNAUDITED) 1 0 Three Months Ended September 30, 2023 Three Months Ended June 30, 2023 Three Months Ended March 31, 2023 Three Months Ended December 31, 2022 (In thousands, except share and per share data) Net income (loss) attributable to common stockholders $ 170,718 $ 161,388 $ (68,422) $ 30,997 Income tax (benefit) expense 55,071 39,480 (6,552) 10,539 Interest and other, net (a) 41,200 33,550 31,992 17,412 Depreciation and amortization 40,907 41,847 44,284 42,046 EBITDA $ 307,896 $ 276,265 $ 1,302 $ 100,994 Change in provision for claimed indirect costs (b) (18,345) — — — Acquisition and divestiture costs (c) 260 3,268 4,148 19,096 Financing transaction costs (d) 820 — — — Legal matter reserve (e) — 27,453 226,000 124,000 Adjusted EBITDA $ 290,631 $ 306,986 $ 231,450 $ 244,090 Last 12 months Adjusted EBITDA $ 1,073,157 Total Debt $ 3,430,402 Less: Cash 557,296 Net Debt $ 2,873,106 Net Leverage Ratio (g) 2.7 Three Months Ended September 30, 2022 Three Months Ended June 30, 2022 Three Months Ended March 31, 2022 Three Months Ended December 31, 2021 (In thousands, except share and per share data) Net income attributable to common stockholders $ 170,932 $ 138,284 $ 90,873 $ 128,931 Income tax expense 51,258 41,489 33,897 30,090 Interest and other, net (a) 1,882 27,613 23,653 18,276 Depreciation and amortization 39,052 40,102 40,824 39,576 EBITDA $ 263,124 $ 247,488 $ 189,247 $ 216,873 Acquisition and divestiture costs (c) 15,932 5,093 11,670 5,346 Financing transaction costs (d) 6,888 — — — Restructuring costs (f) — — 4,164 — Adjusted EBITDA $ 285,944 $ 252,581 $ 205,081 $ 222,219 Last 12 months Adjusted EBITDA $ 965,825 Total Debt $ 2,831,261 Less: Cash 756,520 Net Debt $ 2,074,741 Net Leverage Ratio (g) 2.1 10 (a) Reflects the combination of Interest expense and Other income, net from the condensed consolidated statement of operations. (b) Represents the reduction to our provision for claimed indirect costs recorded during the second quarter of fiscal 2024, which resulted in a corresponding increase to revenue, as a result of the Defense Contract Audit Agency's findings related to its audit of our claimed indirect costs for fiscal 2022. See Note 15, "Commitments and Contingencies," to the condensed consolidated financial statements for further information. (c) Represents costs associated with the acquisition efforts of the Company related to transactions for which the Company has entered into a letter of intent to acquire a controlling financial interest in the target entity, as well as the divestiture costs incurred in divesting a portion of our business. Acquisition and divestiture costs primarily include costs associated with (i) buy-side and sell-side due diligence activities, (ii) compensation expenses associated with employee retention, and (iii) legal and advisory fees primarily associated with the acquisitions of Liberty and Tracepoint in fiscal 2022, and the acquisition of EverWatch and the divestitures of our MENA business and MTS business in fiscal 2023. See Note 5, "Acquisition, Goodwill and Intangible Assets," to the condensed consolidated financial statements for further information. (d) Reflects expenses associated with debt financing activities incurred during the second quarters of fiscal 2024 and 2023. (e) Reserve associated with the U.S. Department of Justice's investigation of the Company. See Note 15, "Commitments and Contingencies," to the condensed consolidated financial statements for further information. (f) Represents restructuring charges of $8.3 million incurred during the fourth quarter of fiscal 2022, net of approximately $4.2 million of revenue recognized on recoverable expenses, associated with severance costs of a restructuring plan to reduce certain executive administrative personnel costs. (g) "Net Leverage Ratio" is calculated as net debt (total debt less cash) divided by Adjusted EBITDA over the prior twelve months.

1 1 Exhibit 5 Booz Allen Hamilton Holding Corporation Operating Data (UNAUDITED) As of September 30, (Amounts in millions) 2023 2022 Backlog Funded $ 6,282 $ 5,475 Unfunded 10,128 10,380 Priced Options 18,630 15,981 Total Backlog $ 35,040 $ 31,836 Three Months Ended September 30, Six Months Ended September 30, 2023 2022 2023 2022 Book-to-Bill * 2.41 2.40 1.72 1.57 * Book-to-bill is calculated as net bookings, which represents the change in total backlog during the relevant fiscal period plus the relevant fiscal period revenue, divided by the relevant fiscal period revenue. As of September 30, 2023 2022 Headcount Total Headcount 33,117 30,012 Client Staff Headcount 30,249 27,208 Three Months Ended September 30, Six Months Ended September 30, 2023 2022 2023 2022 Percentage of Total Revenue by Contract Type Cost-Reimbursable 55% 52% 55% 53% Time-and-Materials 24% 25% 24% 24% Fixed-Price 21% 23% 21% 23% 11